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                           Allmerica Investment Trust

       (Supplement Effective July 1, 1999 to Prospectus dated May 1, 1999)




Effective as of the date hereof, the name of the Sub-Adviser of the Select Emerging Markets Fund (the "Fund") has been changed from Schroder Capital Management International Inc. to Schroder Investment Management North America Inc. (the "Sub-Adviser"). There has been no change in the ownership or control of the Sub-Adviser, the portfolio managers of the Fund or the Fund's investment policies.

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The section of the chart entitled, "Name and Title of Portfolio Manager(s)", relating to the Select Emerging Markets Fund under the section of the Prospectus entitled, "Management of the Funds", is amended as follows:

John A. Troiano, Director, Chief Executive and Chairman of Emerging Markets Committee

Mark Bridgeman, First Vice President

Heather F. Crighton, Director and Senior Vice President